                                                                   EXHIBIT 1.1



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

ADCPB BALANCE
Initial ADCPB                                                       85,790,915.00
Prior Month ADCPB                                                   15,737,726.81
Current Month ADCPB (Before addition of New Property)               14,786,217.52
Base Principal Amount (Prior - Current)                                951,509.29
Add:  ADCPB of New Transferred Property                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                      14,786,217.52

CLASS A INTEREST SCHEDULE

         Prior Month Class A Principal Balance                      11,681,943.78
         Class A Certificate Rate                                            6.85%
         One twelfth of Class A Certificate Rate                             0.57%
         Class A Certificate Interest                                   66,684.43
         Prior Month Class A Overdue Interest                                0.00
                                                                             0.00
         Class A Interest Due                                           66,684.43
         Class A Interest Paid                                          66,684.43

         Current Month Class A Overdue Interest                              0.00

CLASS A PRINCIPAL SCHEDULE

         Prior Month Class A Principal Balance                      11,681,943.78
         Class A Percentage                                                 86.00%
         Base Principal Amount                                         951,509.29
                                                                    -------------
         Class A Base Principal Distribution Amount                    818,297.99
         Prior Month Class A Overdue Principal                               0.00
                                                                    -------------
         Total A Note Principal Due                                    818,297.99
         Additional amount due for floor payment                        82,965.11
         Additional Class A Principal Due                                    0.00
                                                                    -------------
         Class A Principal Paid                                        901,263.10

         Class A Overdue Principal                                           0.00
                                                                    -------------

         Current Month Class A Principal Balance                    10,780,680.68

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000



CLASS B-1 INTEREST SCHEDULE

         Prior Month Class B-1 Principal Balance                        543,346.62
         Class B-1 Certificate Rate                                           7.63%
         One twelfth of Class B-1 Certificate Rate                            0.64%
         Class B-1 Certificate Interest                                   3,454.78
         Prior Month Class B-1 Overdue Interest                               0.00

         Class B-1 Interest Due                                           3,454.78
         Class B-1 Interest Paid                                          3,454.78

         Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE

         Prior Month Class B-1 Principal Balance                        543,346.62
         Class B-1 Percentage                                                 4.00%
         Base Principal Amount                                          951,509.29
         Class B-1 Base Principal Distribution Amount                    38,060.37
         Prior Month B-1 Overdue Principal                                    0.00
         Additional amount due for floor payment                          3,858.84
                                                                     -------------
         Total B-1 Note Principal Due                                    41,919.21

         Class B-1 Principal Paid                                        41,919.21


         Class B-1 Overdue Principal                                          0.00

         Current Month Class B-1 Principal Balance                      501,427.41

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

CLASS B-2 INTEREST SCHEDULE

         Prior Month Class B-2 Principal Balance                        543,346.62
         Class B-2 Certificate Rate                                           8.17%
         One twelfth of Class B-2 Certificate Rate                            0.68%
         Class B-2 Certificate Interest                                   3,699.28
         Prior Month Class B-2 Overdue Interest                               0.00

         Class B-2 Interest Due                                           3,699.28
         Class B-2 Interest Paid                                          3,699.28

         Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

         Prior Month Class B-2 Principal Balance                        543,346.62
         Class B-2 Percentage                                                 4.00%
         Base Principal Amount                                          951,509.29
         Class B-2 Base Principal Distribution Amount                    38,060.37
         Prior Month B-1 Overdue Principal                                    0.00
         Additional amount due for floor payment                          3,858.84
                                                                     -------------
         Total B-1 Note Principal Due                                    41,919.21

         Class B-2 Principal Paid                                        41,919.21

         Class B-2 Overdue Principal                                          0.00

         Current Month Class B-2 Principal Balance                      501,427.41

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

FLOOR TEST

         Initial ADCPB                                                          85,790,915.00
         Floor percent                                                                   3.50%
                                                                                -------------
         Floor                                                                   3,002,682.03

         Ending ADCPB                                                           14,786,217.52

         less
         Beginning Balance - Class A                          11,681,944
         Beginning Balance - Class B1                            543,347
         Beginning Balance - Class B2                            543,347
                                                           -------------
                                                              12,768,637
         less
         Current Month Payment - Class A                         818,298
         Current Month Payment - Class B1                         38,060
         Current Month Payment - Class B2                         38,060
                                                           -------------
                                                                 894,419        11,874,218.29

         Excess of ending ADCPB over Note balance after initial payments         2,911,999.23

         Excess (deficit) of excess balance over floor                             (90,682.80)
         Cash available after payment of regular payments                          171,388.95
                                                                                -------------
         Additional payment to certificate holders                                  90,682.80


ADJUSTED FLOOR TEST
         Ending ADCPB                                                           14,786,217.52

         less
         Beginning Balance - Class A                          11,681,944
         Beginning Balance - Class B1                            543,347
         Beginning Balance - Class B2                            543,347
                                                           -------------
                                                              12,768,637
         less
         Current Month Payment - Class A                         901,263
         Current Month Payment - Class B1                         41,919
         Current Month Payment - Class B2                         41,919
                                                           -------------
                                                                 985,102        11,783,535.49

         Excess of ending ADCPB over Note balance after initial payments         3,002,682.03

         Excess (deficit) of excess balance over floor                                   0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

SERVICING FEE SCHEDULE

         Prior Month ADCPB                                               15,737,727
         Servicer Fee Rate                                                   0.5000%
         One-twelfth                                                         0.0417%
         Servicer Fee                                                      6,557.39

         Prior Servicer Fee Arrearage                                          0.00
         Servicer Fee Due                                                  6,557.39

         Servicer Fee Paid                                                 6,557.39

         Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

         Prior Month ADCPB                                               15,737,727
         Back-Up Servicer Fee Rate                                           0.0130%
         One-twelfth                                                         0.0011%
         Back-up Servicer Fee                                                170.49

         Prior Back-Up Servicer Fee Arrearage                                  0.00
         Total Back-Up Servicer Fee Due                                      170.49

         Back-Up Servicer Fee Paid                                           170.49

         Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

         Trustee Fee                                                         291.67
         Trustee Fee Rate                                                    0.0100%

         Prior Trustee Fee Arrearage                                           0.00
         Total Trustee Fee Due                                               291.67

         Trustee Fee Paid                                                    291.67

         Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

         Class A Certificate Principal Balance                        11,681,943.78
         Monthly Premium Rate                                                0.0208%
         Prior Premium Arrearage                                               0.00
         Premium Amount Due                                                2,434.00

         Premium Amount Paid                                               2,434.00

         Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

                                                                 NO

  (a)  Event of Servicer Termination (Yes/No)                    No
                                                             -----------

  (b)  Certificate Insurer makes an Insured Payment              No
                                                             -----------

  (a)  Gross Charge-Off Event (Yes/No)                           No
                                                             -----------

  (b)  Delinquency Trigger Event                                 No
                                                             -----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by the Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
        (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)                                                Gross
                                           Gross                         Gross                          Charge-Off
                                          Defaults      Recoveries    Charge-Offs         ADCPB            Ratio
                                          --------      ----------    -----------      ----------       -----------
2 months prior                              37,731          33,461          4,269      17,005,851           0.30%
1 month prior                               10,005          28,590        (18,585)     15,761,051          (1.42)%
Current                                     13,865           3,598         10,267      14,786,218           0.83%


3 Month Gross Charge-Off Ratio                                                                             (0.09)%
Maximum Allowed                                                                                             2.50%

30+ DELINQUENCIES
                                                                              Monthly
                                   Delinquencies        ADCPB              Delinquencies
                                   -------------      ----------           -------------
2 months prior                         1,022,936      17,005,851                    6.02%
1 month prior                            855,858      15,761,051                    5.43%
Current month                            968,310      14,786,218                    6.55%

                                 Delinquency Ratio:                                 6.00%
                                 Maximum Delinquency Ratio:                         6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

   (a)    Gross Defaults (>=180)                            No
                                                       ------------

   (b)    Issuer Delinquency Trigger Ratio                  No
                                                       ------------

GROSS DEFAULTS (>=180)

                             Monthly Gross                      Monthly
                               Defaults          ADCPB      Gross Defaults
                             -------------   ------------   --------------
Current month                           0      14,786,218          0.0000%
1 month prior                           0      15,761,051          0.0000%
2 months prior                          0      17,005,851          0.0000%
                             ------------    ------------    ------------
Sum/Average                             0      15,851,040          0.0000%
                                                                        4
                                                             ------------
Gross Defaults                                                       0.00%

              i A     Subordinated Per                              23.70%
             ii B     WAL of Remaining                               1.71
                      Two                                               2
                      Ratio (i/ii)/2                                 6.94%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                               Monthly
                            Delinquencies        ADCPB      Delinquencies
                            -------------    ------------   -------------
2 months prior                    173,642      17,005,851            1.02%
1 month prior                     211,025      15,761,051            1.34%
Current month                     372,925      14,786,218            2.52%


                      Issuer Delinquency Trigger Ratio:              1.63%
                      Maximum Ratio Allowed:                         2.50%


EARLY AMORTIZATION EVENT

    (1)    Is Subordination Level < 14%                     No
                                                       ------------

    (2)    Has a Gross Charge-Off Event Occurred?           No
                                                       ------------

    (3)    Has a Delinquency Event Occurred?                No
                                                       ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000



Aging/Delinquency Statistics

                                                                                      ADCPB           Total
Current                                                                              13,817,908           93.45%
31-60 Days Past Due                                                                     448,523            3.03%
61-90 Days Past Due                                                                     146,862            0.99%
91+ Days Past Due                                                                       372,925            2.52%
                                                                                  -------------   -------------

Total                                                                                14,786,218          100.00%


Certificate Factors

Class A Notes                                                                       0.146118912
Class B-1 Notes                                                                     0.146119012
Class B-2 Notes                                                                     0.146119012


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                          85,790,915.00
Maximum Substitution (10% of Initial)                                              8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                       4,289,545.75

Prior month Cumulative ADCPB Substituted                                           4,134,055.76
Current month ADCPB Substituted                                                              --
                                                                                  -------------
Cumulative ADCPB Substituted                                                       4,134,055.76

Prior month Cumulative ADCPB Substituted for Defaulted Contracts                   1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                          --
                                                                                  -------------
Cumulative ADCPB Substituted for Defaulted Contracts                               1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                              13,500,469.43
Current month ADCPB prepaid                                                           79,195.11
                                                                                  -------------
Cumulative ADCPB prepaid                                                          13,579,664.54

Prior month Cumulative ADCPB Defaulted                                             5,975,019.51
Current month ADCPB Defaulted                                                         13,864.83
                                                                                  -------------
Cumulative ADCPB Defaulted                                                         5,988,884.34

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                150,508.73


LOCKBOX ACCOUNT
          Transfer of prior period Payments not yet transferred to Collection Account    (167,997.91)
          Transfer of prior period Excluded Amounts not yet transferred                   (79,260.13)
          Collections Received [5.02 (b)(d)]                                            1,152,508.34
          Excluded Amounts [5.02 (d)][Definition]                                        (379,179.90)
          Collections on Deposit due Collection Account [5.02 (d)]                       (645,888.86)

          Ending Balance                                                                   30,690.27


COLLECTION ACCOUNT
          BEGINNING BALANCE, DECEMBER 1, 1999                                                                 672,196.61


          ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
          Add:  Servicer Advance                                                                              387,896.66
          Add:  Payments due Collection Account from last 2 business days prior period                        170,087.90
          Add:  Add'l transfers                                                                                     0.00
          Add: Amounts to Collection Acct from Security deposit account                                             0.00
          Less: Total distributions on  December 10, 1999                                                  (1,230,181.17)
          ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 2000
          Aggregate Amount of Actual Payments [6.01 b (i)]                                                    645,888.86
          Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
          Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
          Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
          Add: Any Investment Earnings [6.01 b (v)]                                                             2,659.51
          Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
          Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
          Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
          Add: Security Deposits Related to Prepayment                                                              0.00
          Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
          Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
          Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                          0.00
          Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

          Ending balance on June 30, 2000 and July 1, 2000                                                    648,548.37

          Add: Servicer Advances to be deposited on Determination Date                                        467,949.27
          Add: Payments due Collection Acct from last 3 business days                                          32,602.08
          Add: Payments not yet transferred to the Collection Account                                               0.00
          Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

          Adjusted Collection Account Balance                                                               1,149,099.72

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

SECURITY DEPOSIT ACCOUNT

          Beginning  Balance                                                    156,613.93
          Add: Balance deposited on closing date                                      0.00
          Add: Security Deposits [6.02 b]                                             0.00
          Less: Amounts to Collection Account [6.02 c]                                0.00
          Add:  Investment Earnings                                                 825.62
                                                                              ------------

          Ending balance on June 30, 2000                                       157,439.55

          Less: Amounts to Collection Account [6.02 c]                                0.00

          Adjusted Security Deposit  Account Balance                            157,439.55


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

          Beginning Balance                                                                                   0.00
          Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00
          Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                       0.00
          Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                          --------

          Ending balance on June 30, 2000                                                                     0.00

          Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]        0.00

          Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       0.00
                                                                                                          --------

          Adjusted New Transferred Property Funding Account Balance                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                           1,149,099.72


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)       Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

    (ii)      Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

    (iii)     Aggregate of: [6.06 c (iii)]
              (A) Unreimbursed Servicer Advances from prior periods                                                     0.00
              (B) Servicer Fee and unpaid Servicer Fee                                                              6,557.39
              (C) Servicing Charges inadvertently deposited in Collection Account                                       0.00

    (iv)      Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 170.49

    (v)       Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   2,434.00

    (vi)      Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

    (vii)     Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                             66,684.43

    (viii)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                         3,454.78

    (ix)      Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                           3,699.28

    (x)       Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              818,297.99

    (xi)      Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

    (xii)     Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         38,060.37
              provided no restricting event exists

    (xiii)    Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        38,060.37
              provided no restricting event or issuer restricting event exists

    (xiv)     Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

    (xv)      Prepayments optionally transferred to collection account and disbursed in                                 0.00
              consideration of the transfer of New Transferred Property not in excess of
              $5,000,000 [6.06 c (xv)]

    (xvi)     To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                         80,706.15
              Net of Additional Principal Distribution to Class A, B1 & B2.

              a.  Class A Additional Principal Distribution Amount                                                 82,965.11

              b.  Class B1 Additional Principal Distribution Amount                                                 3,858.84

              c.  Class B2 Additional Principal Distribution Amount                                                 3,858.84

Reviewed By:



------------------------------
SANDY B. HO
EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


ADCPB BALANCE
Initial ADCPB                                             72,024,925.77
Prior Month ADCPB                                         22,695,049.23
Current Month ADCPB (Before addition of New Property)     21,911,953.27
Base Principal Amount (Prior - Current)                      783,095.96
Add:  ADCPB of New Transferred Property                            0.00
Ending ADCPB (Current + ADCPB of New Property)            21,911,953.27

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                19,326,401.76
     Class A Certificate Rate                                      6.29%
     One twelfth of Class A Certificate Rate                       0.52%
     Class A Certificate Interest                            101,302.56
     Prior Month Class A Overdue Interest                          0.00

     Class A Interest Due                                    101,302.56
     Class A Interest Paid                                   101,302.56

     Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                19,326,401.76
     Class A Percentage                                           88.00%
     Base Principal Amount                                   783,095.96
                                                          -------------
     Class A Base Principal Distribution Amount              689,124.44
     Prior Month Class A Overdue Principal                         0.00
                                                          -------------
     Total A Note Principal Due                              689,124.44
     Additional amount due for floor payment                  47,907.05
     Additional Class A Principal Due                              0.00
                                                          -------------
     Class A Principal Paid                                  737,031.49

     Class A Overdue Principal                                     0.00
                                                          -------------

     Current Month Class A Principal Balance              18,589,370.27

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance          658,854.29
     Class B-1 Certificate Rate                             7.01%
     One twelfth of Class B-1 Certificate Rate              0.58%
     Class B-1 Certificate Interest                     3,848.81
     Prior Month Class B-1 Overdue Interest                 0.00

     Class B-1 Interest Due                             3,848.81
     Class B-1 Interest Paid                            3,848.81

     Current Month Class B-1 Overdue Interest               0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance          658,854.29
     Class B-1 Percentage                                   3.00%
     Base Principal Amount                            783,095.96
     Class B-1 Base Principal Distribution Amount      23,492.88
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment            1,633.19
     Total B-1 Note Principal Due                      25,126.07
                                                      ----------

     Class B-1 Principal Paid                          25,126.07


     Class B-1 Overdue Principal                            0.00

     Current Month Class B-1 Principal Balance        633,728.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance          549,045.41
     Class B-2 Certificate Rate                             8.22%
     One twelfth of Class B-2 Certificate Rate              0.69%
     Class B-2 Certificate Interest                     3,760.96
     Prior Month Class B-2 Overdue Interest                 0.00

     Class B-2 Interest Due                             3,760.96
     Class B-2 Interest Paid                            3,760.96

     Current Month Class B-2 Overdue Interest               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance          549,045.41
     Class B-2 Percentage                                   2.50%
     Base Principal Amount                            783,095.96
     Class B-2 Base Principal Distribution Amount      19,577.40
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment            1,361.00
     Total B-2 Note Principal Due                      20,938.40

     Class B-2 Principal Paid                          20,938.40

     Class B-2 Overdue Principal                            0.00

     Current Month Class B-2 Principal Balance        528,107.01

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


FLOOR TEST

     Initial ADCPB                                                    72,024,925.77
     Floor percent                                                             3.00%
                                                                      -------------
     Floor                                                             2,160,747.77

     Ending ADCPB                                                     21,911,953.27

     less
     Beginning Balance - Class A           19,326,402
     Beginning Balance - Class B1             658,854
     Beginning Balance - Class B2             549,045
                                           ----------
                                           20,534,301
     less
     Current Month Payment - Class A          689,124
     Current Month Payment - Class B1          23,493
     Current Month Payment - Class B2          19,577
                                           ----------
                                              732,195                 19,802,106.74

     Excess of ending ADCPB over Note balance after initial payments   2,109,846.54

     Excess (deficit) of excess balance over floor                       (50,901.24)
     Cash available after payment of regular payments                    167,528.69
                                                                      -------------
     Additional payment to certificate holders                            50,901.24


ADJUSTED FLOOR TEST
     Ending ADCPB                                                     21,911,953.27

     less
     Beginning Balance - Class A           19,326,402
     Beginning Balance - Class B1             658,854
     Beginning Balance - Class B2             549,045
                                           ----------
                                           20,534,301
     less
     Current Month Payment - Class A          737,031
     Current Month Payment - Class B1          25,126
     Current Month Payment - Class B2          20,938
                                           ----------
                                              783,096                 19,751,205.50

     Excess of ending ADCPB over Note balance after initial payments   2,160,747.77

     Excess (deficit) of excess balance over floor                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                22,695,049
     Servicer Fee Rate                                    0.5000%
     One-twelfth                                          0.0417%
     Servicer Fee                                       9,456.27

     Prior Servicer Fee Arrearage                           0.00
     Servicer Fee Due                                   9,456.27

     Servicer Fee Paid                                  9,456.27

     Current Servicing Fee Arrearage                        0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                22,695,049
     Back-Up Servicer Fee Rate                            0.0200%
     One-twelfth                                          0.0017%
     Back-up Servicer Fee                                 378.25

     Prior Back-Up Servicer Fee Arrearage                   0.00
     Total Back-Up Servicer Fee Due                       378.25

     Back-Up Servicer Fee Paid                            378.25

     Current Back-Up Servicing Fee Arrearage                0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                          291.67
     Trustee Fee Rate                                     0.0100%

     Prior Trustee Fee Arrearage                            0.00
     Total Trustee Fee Due                                291.67

     Trustee Fee Paid                                     291.67

     Current Trustee Fee Arrearage                          0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance         19,326,401.76
     Monthly Premium Rate                                 0.0200%
     Prior Premium Arrearage                                0.00
     Premium Amount Due                                 3,865.00

     Premium Amount Paid                                3,865.00

     Current Premium Arrearage                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ----------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ----------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ----------

       (b) Delinquency Trigger Event                                   No
                                                                   ----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             Gross                       Gross                       Monthly
                            Defaults    Recoveries    Charge-Offs     ADCPB         Charge-Offs
                            --------    ----------    -----------     -----         -----------
           2 months prior    27,790       42,363        (14,573)    23,743,845         -0.74%
           1 month prior     23,554       18,724          4,830     22,728,530          0.25%
           Current            6,517       19,443        (12,926)    21,911,953         -0.71%

           3 Month Gross Charge-Off Ratio                                              -0.40%
           Maximum Allowed                                                              2.50%

30+ DELINQUENCIES
                                                                        Monthly
                           Delinquencies     ADCPB                    Delinquencies
                           -------------     -----                    -------------
           2 months prior   1,406,189      23,743,845                    5.92%
           1 month prior    1,404,310      22,728,530                    6.18%
           Current month    1,533,212      21,911,953                    7.00%

                           Delinquency Ratio:                            6.37%
                           Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------

GROSS DEFAULTS (>=180)
                                                           Monthly
                           Gross Defaults    ADCPB      Gross Defaults
                           --------------    -----      --------------
           Current                  0      21,911,953      0.0000%
           1 month prior            0      22,728,530      0.0000%
           2 months prior           0      23,743,845      0.0000%
                                   --      ----------      -------
           Sum/Average              0      22,794,776      0.0000%
                                                                 4
           Gross Defaults                                    0.00%

                 i A       Subordinated Percentage          12.27%
                ii B       WAL of Remaining Leases            2.08
                           Two                                2.00
                           Ratio (i/ii)/2                    2.96%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                           Delinquencies     ADCPB       Delinquencies
                           -------------     -----       -------------
           2 months prior     107,809      23,743,845        0.45%
           1 month prior      448,794      22,728,530        1.97%
           Current month      436,127      21,911,953        1.99%


                           Issuer Delinquency Trigger Ratio: 1.47%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86%
of ADCPBN?                                                 No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000

       Aging/Delinquency Statistics

                                                                               ADCPB              Total
       Current                                                              20,378,742            93.00%
       31-60 Days Past Due                                                     622,576             2.84%
       61-90 Days Past Due                                                     474,509             2.17%
       91+ Days Past Due                                                       436,127             1.99%
                                                                         -------------           -------

       Total                                                                21,911,953           100.00%


       Certificate Factors

       Class A Notes                                                       0.293293269
       Class B-1 Notes                                                     0.293293163
       Class B-2 Notes                                                     0.293293228


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                          72,024,925.77
       Maximum Substitution (10% of Initial)                              7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)       3,601,246.29

       Prior month Cumulative ADCPB Substituted                           3,302,459.86
       Current month ADCPB Substituted                                              --
                                                                          ------------
       Cumulative ADCPB Substituted                                       3,302,459.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts   1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                          --
                                                                          ------------
       Cumulative ADCPB Substituted for Defaulted Contracts               1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                              11,258,334.27
       Current month ADCPB prepaid                                           29,856.11
                                                                         -------------
       Cumulative ADCPB prepaid                                          11,288,190.38

       Prior month Cumulative ADCPB Defaulted                             4,368,155.12
       Current month ADCPB Defaulted                                          6,516.75
                                                                         -------------
       Cumulative ADCPB Defaulted                                         4,374,671.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 2000


--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                             141,455.66

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
     Collection Account                                               (155,459.44)
     Transfer of prior period Excluded Amounts not yet transferred     (40,948.26)
     Collections Received [5.02 (b)(d)]                              1,090,722.72
     Excluded Amounts [5.02 (d)][Definition]                          (446,639.18)
     Collections on Deposit due Collection Account [5.02 (d)]         (486,007.07)

     Ending Balance                                                    103,124.43

COLLECTION ACCOUNT
     BEGINNING BALANCE, JUNE 1, 2000                                                                   548,849.83

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 2000
     Add:  Servicer Advance                                                                            376,463.59
     Add:  Payments due Collection Account from last 2 business days prior period                      155,459.44
     Add:  Add'l transfers                                                                                   0.00
     Add: Amounts to Collection Acct from Security deposit account                                           0.00
     Less: Total distributions on  June 10, 2000                                                    (1,080,772.86)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  486,007.08
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 0.00ii)]          0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                           2,117.91
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
     Add: Security Deposits Related to Prepayment                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account[6.01 d]                       0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                           0.00

     Ending balance on June 30, 2000 and July 1, 2000                                                  488,124.99

     Add: Servicer Advances to be deposited on Determination Date                                      500,266.08
     Add: Payments due Collection Acct from last 3 business days                                        34,235.86
     Add: Payments not yet transferred to the Collection Account                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

     Adjusted Collection Account Balance                                                             1,022,626.93